UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

April 2, 2020
Date of Report (Date of earliest event reported)

CALLAWAY GOLF COMPANY
(Exact name of registrant as specified in its charter)

Delaware	1-10962	95-3797580
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2180 RUTHERFORD ROAD, CARLSBAD, CA 92008-7328
(Address of principal executive offices and zip code)

(760) 931-1771
Registrant's telephone number, including area code
NOT APPLICABLE
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	ELY	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As noted in the Current Report on Form 8-K filed by Callaway Golf Company (the "Company") on March 25, 2020 with the Securities and Exchange Commission, the Company is proactively taking actions to significantly reduce costs and conserve cash in order to mitigate the impact of the coronavirus (“COVID-19”) outbreak on its business. In support of such initiative, Oliver G. (Chip) Brewer III, President and Chief Executive Officer, has voluntarily elected to forgo any base salary beginning with the next scheduled pay period. Other executive officers, including Brian P. Lynch, Executive Vice President and Chief Financial Officer, and the other current executive officers, have voluntarily elected to reduce their respective base salaries by 20% beginning with the next scheduled pay period. In addition, the base salaries of other members of senior management and other employees were reduced in graduated amounts. The reduction in base salaries does not affect any other compensation or benefits to which such officer or employee might be entitled. The Board of Directors of the Company has also voluntarily elected to waive all of the directors’ annual cash retainer fees for 2020. The annual retainer and base salary reductions are expected to be temporary and restored in whole or in part as the Company’s business recovers from the COVID-19 pandemic.

Forward-Looking Statements

Statements used in this Current Report on Form 8-K that relate to future plans, events, financial results, performance, or prospects, including statements relating to the impact of the COVID-19 outbreak on the Company’s business, actions being taken to reduce costs and conserve cash to reduce such impact and the temporary nature of the reduction in annual cash retainers and base salaries are forward-looking statements as defined under the Private Securities Litigation Reform Act of 1995. These statements are based upon current information and expectations. Accurately estimating the forward-looking statements is based upon various risks and unknowns, including the rapidly evolving nature of the COVID-19 pandemic; disruptions to business operations that affect employees, customers and suppliers; staffing shortages as a result of termination, furlough, remote working requirements or otherwise; uncertainty regarding global economic conditions, particularly the uncertainty related to the duration and impact of the COVID-19 pandemic, and related decreases in customer demand and spending; and future retailer purchasing activity, which can be significantly negatively affected by adverse industry conditions and overall retail inventory levels. Actual results may differ materially from those estimated or anticipated as a result of these risks and unknowns or other risks and uncertainties on the economy generally, on the level of demand for the Company’s and its subsidiaries’ products or on the Company’s ability to manage its operations, supply chain and delivery logistics in such an environment. For additional information concerning these and other risks and uncertainties that could affect these statements, the golf and apparel industries, and the Company’s business, see the Company’s Annual Report on Form 10-K for the year ended December 31, 2019 as well as other risks and uncertainties detailed from time to time in the Company’s reports on Forms 10-Q and 8-K subsequently filed with the Securities and Exchange Commission. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. The Company disclaims and does not undertake any obligation to update or revise any forward-looking information contained in this report, except as required by applicable law or regulation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CALLAWAY GOLF COMPANY

Date: April 6, 2020	By:	/s/ Brian P. Lynch
Brian P. Lynch
Executive Vice President and Chief Financial Officer